                                                                 EXHIBIT (d)(21)

                          FORM OF AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC&lt;
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                             ANNUAL INVESTMENT                   LAST CONTINUED/
SERIES                       MANAGEMENT FEE                      APPROVED BY BOARD             REAPPROVAL DATE
------                       -----------------                   -----------------            -----------------
ING Principal                Offering Phase             0.25%    February 25, 2003            September 1, 2003
Protection Fund              Guarantee Period           0.80%
                             Index Plus
                             LargeCap Period            0.60%

ING Principal                Offering Phase             0.25%    November 2, 2001             September 1, 2003
Protection Fund II           Guarantee Period           0.80%
                             Index Plus
                             LargeCap Period            0.60%

ING Principal                Offering Phase             0.25%    February 26, 2002            September 1, 2003
Protection                   Guarantee Period           0.80%
Fund III                     Index Plus
                             LargeCap Period            0.60%

ING Principal                Offering Phase             0.25%    May 24, 2002                 September 1, 2003
Protection                   Guarantee Period           0.80%
Fund IV                      Index Plus
                             LargeCap Period            0.60%

ING Principal                Offering Phase             0.25%    August 20, 2002              September 1, 2003
Protection                   Guarantee Period           0.80%
Fund V                       Index Plus
                             LargeCap Period            0.60%

ING Principal                Offering Phase             0.25%    November 22, 2002            September 1, 2004
Protection                   Guarantee Period           0.80%
Fund VI                      Index Plus
                             LargeCap Period            0.60%

ING Principal                Offering Phase             0.25%    November 22, 2002            September 1, 2004
Protection                   Guarantee Period           0.80%

                             ANNUAL INVESTMENT                   LAST CONTINUED/
SERIES                       MANAGEMENT FEE                      APPROVED BY BOARD             REAPPROVAL DATE
------                       -----------------                   -----------------            -----------------
Fund VII*                    Index Plus
                             LargeCap Period            0.60%


------------------------
* This Amendment and Restated Schedule A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.